UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2023

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 30, 2023, ImmunoGen, Inc., a Massachusetts corporation (the “Company” or “ImmunoGen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AbbVie Inc., a Delaware corporation (“Parent”), Athene Subsidiary LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Intermediate Sub”), and Athene Merger Sub Inc., a Massachusetts corporation and wholly owned subsidiary of Intermediate Sub (“Purchaser”), pursuant to which, upon the terms and subject to the conditions set forth therein, Purchaser will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Intermediate Sub (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $.01 per share, of the Company (“Company Common Shares”) issued and outstanding immediately prior to the Effective Time (other than any Company Common Shares (i) held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, (ii) owned by Parent, Purchaser or any direct or indirect wholly owned subsidiary of Parent or Purchaser immediately prior to the Effective Time or (iii) held by shareholders who have properly exercised and perfected their demands for appraisal of such Company Common Shares in accordance with the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts) and each share of preferred stock, par value $.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (on an as-converted to Company Common Shares basis in accordance with the Certificate of Designation), shall be converted into the right to receive an amount in cash equal to $31.26, without interest (the “Merger Consideration”), and as of the Effective Time, all such shares will no longer be outstanding and will automatically be cancelled.

Each option to purchase Company Common Shares (a “Company Stock Option”), each restricted stock unit award in respect of Company Common Shares and each deferred stock unit award measured by the value of Company Common Shares (or pursuant to which Company Common Shares may be delivered) (collectively, “Company Equity Awards”), granted prior to the date of the Merger Agreement and that is outstanding and unvested as of immediately prior to the Effective Time, will vest in full upon the Effective Time. As of the Effective Time, each Company Stock Option that is outstanding immediately prior to the Effective Time will be cancelled and in exchange therefor the holder will be entitled to receive an amount in cash, without interest and less applicable tax withholdings, equal to (i) the total number of Company Common Shares subject to such Company Stock Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per Company Common Share under such Company Stock Option. As of the Effective Time, each Company Equity Award (other than a Company Stock Option), subject to certain exceptions with respect to restricted stock unit awards granted after the date of the Merger Agreement, that is outstanding immediately prior to the Effective Time will be cancelled and in exchange therefor the holder will be entitled to receive in cash, without interest and less applicable tax withholdings, an amount equal to the product of (x) the total number of Company Common Shares subject to (or deliverable under) such Company Equity Award immediately prior to the Effective Time multiplied by (y) the Merger Consideration.

The closing of the Merger is subject to the satisfaction or waiver of certain conditions, including, among other things, (i) the absence of any law, order, injunction or decree issued by any governmental body of competent jurisdiction prohibiting or preventing the consummation of the Merger, (ii) the expiration or termination of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other approvals under foreign antitrust laws, (iii) the approval of the Merger Agreement by the holders of at least two-thirds of the outstanding Company Common Shares entitled to vote thereon at a shareholders’ meeting duly called and held for such purpose, (iv) the accuracy of the representations and warranties contained in the Merger Agreement (subject to specified materiality qualifiers), (v) compliance with the covenants and obligations under the Merger Agreement in all material respects, and (vi) the absence of a material adverse effect with respect to the Company.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to use commercially reasonable efforts to carry on its business in the ordinary course until the Effective Time, subject to customary exceptions. Parent and Purchaser have agreed to use reasonable best efforts to take any and all actions that may be required in order to obtain antitrust approval of the proposed Merger.

The Company is subject to customary “no-shop” restrictions on the Company’s ability to solicit alternative acquisition proposals, to furnish information to, and participate in discussions or negotiations with, third parties regarding any alternative acquisition proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to furnish information to, and participate in discussions or negotiations with, third parties with respect to an alternative acquisition proposal if the Board of Directors of the Company (the “Board”) determines in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative acquisition proposal either (i) constitutes a superior proposal (as defined in the Merger Agreement) or (ii) is reasonably likely to lead to or result in a superior proposal.

The Merger Agreement also includes customary termination provisions for each of the Company and Parent, including the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a superior proposal, Parent’s right to terminate the Merger Agreement if the Board changes its recommendation that the Company’s shareholders approve the Merger Agreement, and the right of either party to terminate the Merger Agreement if the Merger has not been completed on or prior to August 30, 2024 (as may be extended under the Merger Agreement, the “Outside Date”), which will be automatically extended to May 30, 2025 if on the third business day prior to such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived (other than conditions that by their terms are to be satisfied at the closing). The Merger Agreement also provides that the Company must pay Parent a termination fee of $353.5 million (the “Termination Fee”) if (i) the Board determines to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a superior proposal and the Company so terminates or (ii) in the event that the Merger Agreement is terminated by Parent following a change of recommendation by the Board, in each case, as set forth in the Merger Agreement. The Company must also pay Parent the Termination Fee if the Merger Agreement is terminated under certain circumstances, a third party has made another acquisition proposal publicly or to the Board prior to the termination of the Merger Agreement, and within twelve (12) months following such termination, the Company either consummates an acquisition proposal or enters into a definitive agreement for an acquisition proposal. The Merger Agreement provides that Parent must pay the Company a reverse termination fee of $656.5 million in connection with the termination of the Merger Agreement, subject to certain limitations set forth in the Merger Agreement, if the Merger Agreement is terminated by either party as a result of (i) certain regulatory closing conditions relating to antitrust laws not having been satisfied as of the Outside Date or (ii) a court of competent jurisdiction or other governmental body having issued a final, non-appealable order, decree, or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting, the Merger. The parties to the Merger Agreement are also entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

The members of the Board have unanimously (i) determined that the Merger Agreement and the Merger are in the best interests of the Company; (ii) adopted the Merger Agreement; (iii) resolved to recommend the holders of Company Common Shares vote to approve the Merger Agreement; and (iv) directed that the Merger Agreement be submitted to the holders of Company Common Shares with the recommendation of the Board that the holders of Company Common Shares vote to approve the Merger Agreement.

Subject to the satisfaction or waiver of the conditions to the closing of the Merger, the Company expects the closing of the transactions contemplated by the Merger Agreement to occur in the middle of 2024.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed hereto as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by the Company to Parent and Purchaser for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Parent and Purchaser rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Item 8.01 Other Events.

On November 30, 2023, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

*****

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed acquisition of the Company by Parent. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at a Company shareholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at investor.immunogen.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of ImmunoGen’s directors and executive officers in ImmunoGen’s definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2023 and in the Company’s Current Report on Form 8-K filed with the SEC on September 18, 2023. Additional information concerning the interests of ImmunoGen’s participants in the solicitation, which may, in some cases, be different than those of ImmunoGen’s stockholders generally, will be set forth in ImmunoGen’s proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the ImmunoGen’s website at www.immunogen.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements relate to analyses and other information that are based on beliefs, expectations, assumptions, and forecasts of future results. These forward-looking statements are identified by their use of terms and phrases, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms and phrases, including references to assumptions. Forward-looking statements include, without limitation, statements regarding statements regarding the proposed transaction; the timing of and receipt of required regulatory filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s shareholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and shareholders approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupts the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; the timing and outcome of anticipated interactions with regulatory authorities; the timing and outcome of the Company’s clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of clinical trials and regulatory processes; and other factors as set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2023, the Company's Quarterly Reports on Form 10-Q filed with the SEC on April 28, 2023, July 31, 2023, and November 2, 2023, and other reports filed with the SEC. All forward-looking statements are based on information currently available to the Company, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1†	Agreement and Plan of Merger, dated as of November 30, 2023, among the Company, Parent, Intermediate Sub and Purchaser.
99.1	Joint Press Release, dated November 30, 2023, issued by the Company and Parent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: November 30, 2023	By:	/s/ Daniel Char
	Name:	Daniel Char
	Title:	Senior Vice President, Chief Legal Officer